UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2019

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 290, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On March 12, 2019, Famous Dave’s Ribs. Inc. (“Ribs”), a wholly owned subsidiary of Famous Dave’s of America, Inc. (the “Company”) entered into an asset purchase agreement, by and between Big Ten Ribs, Inc. (the “Big Ten Ribs APA”) to purchase the assets and operations of three Famous Dave’s restaurants located in Michigan and Ohio (the “Big Ten Ribs Purchased Restaurants”).

Pursuant to the Big Ten Ribs APA, the contract purchase price for the Big Ten Ribs Purchased Restaurants is approximately $69,000, exclusive of closing costs, plus an amount equal to the book value of the restaurant inventory, plus the assumption the gift card liability associated with the Big Ten Ribs Purchased Restaurants.

Also on March 12, 2019, Ribs entered into an asset purchase agreement, by and between Team R n’ B Wisconsin, LLC (the “Team R n’ B APA”) to purchase the assets and operations of three Famous Dave’s restaurants located in Michigan and Wisconsin (the “Team R n’ B Purchased Restaurants”).

Pursuant to the Team R n’ B APA, the contract purchase price for the Team R n’ B Purchased Restaurants is approximately $69,000, exclusive of closing costs, plus an amount equal to the book value of the restaurant inventory, plus the assumption the gift card liability associated with the Team R n’ B Purchased Restaurants.

The transactions are expected to close in April 2019.

The foregoing descriptions of each of the Big Ten Ribs APA and Team R n’ B APA are not complete and are qualified in their entirety by the documents filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2

Exhibit No.		Description

10.1		Asset Purchase Agreement, dated March 12, 2019, by and among Famous Dave’s of America, Inc., and Big Ten Ribs, Inc.

10.2		Asset Purchase Agreement, dated March 12, 2019, by and among Famous Dave’s of America, Inc., and Team R n’ B Wisconsin, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: March 12, 2019	By:	/s/ Paul M. Malazita
Name: Paul M. Malazita
Title: Chief Financial Officer and Secretary